    EXHIBIT 99.1

Oil States Announces Second Quarter 2026 Results
•Consolidated revenues of $157 million increased 8%, sequentially
•Net income of $6 million, or $0.10 per share
•Adjusted net income totaled $8 million, or $0.14 per share, excluding charges and credits (a non-GAAP measure(1))
•Adjusted EBITDA (a non-GAAP measure(1)) of $19 million rose 14% from the prior quarter
•Offshore Manufactured Products segment's backlog increased 5% sequentially, with quarterly bookings totaling $114 million, yielding a book-to-bill ratio of 1.2x
•Downhole Technologies segment generated revenues of $40 million, the highest level reported since the second quarter of 2023
•Retired the remaining $53 million principal amount of our convertible senior notes on April 1
•Purchased $5 million of our common stock
HOUSTON, July 30, 2026 – Oil States International, Inc. (NYSE: OIS):

	Three Months Ended			% Change
(Unaudited, In Thousands, Except Per Share Amounts)	June 30, 2026	March 31, 2026	June 30, 2025	Sequential	Year-over-Year
Consolidated results:
Revenues	$156,659	$145,363	$165,406	8%	(5)%
Operating income(2)	11,712	4,278	5,277	174%	122%
Adjusted operating income, excluding charges and credits(1)	10,615	8,350	8,936	27%	19%
Net income	5,910	1,108	2,811	433%	110%
Adjusted net income, excluding charges and credits(1)	8,407	5,180	5,401	62%	56%
Adjusted EBITDA(1)	18,989	16,687	21,089	14%	(10)%

Revenues by segment:
Offshore Manufactured Products	$92,724	$91,419	$106,586	1%	(13)%
Completion and Production Services	24,274	21,498	29,424	13%	(18)%
Downhole Technologies	39,661	32,446	29,396	22%	35%

Revenues by destination:
Offshore and international	$111,593	$104,674	$119,114	7%	(6)%
U.S. land	45,066	40,689	46,292	11%	(3)%

Operating income (loss) by segment(2):
Offshore Manufactured Products	$13,936	$14,412	$16,989	(3)%	(18)%
Completion and Production Services	3,917	3,490	1,877	12%	109%
Downhole Technologies	2,737	(445)	(3,992)	n.m.	n.m.
Corporate	(8,878)	(13,179)	(9,597)	33%	7%

Adjusted Segment EBITDA(1):
Offshore Manufactured Products	$17,907	$18,523	$21,105	(3)%	(15)%
Completion and Production Services	6,570	6,136	8,254	7%	(20)%
Downhole Technologies	4,243	1,094	1,220	288%	248%
Corporate	(9,731)	(9,066)	(9,490)	(7)%	(3)%
___________________
(1)These are non-GAAP measures. See “Reconciliations of GAAP to Non-GAAP Financial Information” tables below for reconciliations to their most comparable GAAP measures as well as further clarification and explanation.
(2)Operating income (loss) for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025 included charges totaling $3.1 million, $4.1 million and $3.7 million, respectively. Additionally, operating income for the three months ended June 30, 2026 included credits totaling $4.1 million. See “Reconciliation of GAAP to Non-GAAP Financial Information” below for additional information.

Oil States International, Inc. reported net income of $5.9 million, or $0.10 per share, and Adjusted EBITDA of $19.0 million for the second quarter of 2026 on revenues of $156.7 million. These results compare to revenues of $145.4 million, net income of $1.1 million, or $0.02 per share, and Adjusted EBITDA of $16.7 million reported in the first quarter of 2026.
Oil States’ President and Chief Executive Officer, Lloyd Hajdik, stated:
“Our second quarter results demonstrated the resilience of Oil States’ product and services portfolio, as Adjusted EBITDA was in line with our expectations despite revenue being tempered by the timing of certain customer awards. We are encouraged by the continued strength of our backlog, with quarterly bookings totaling $114 million, yielding a 1.2x quarterly book-to-bill ratio and total backlog of $451 million, the highest level in over a decade. With sequential quarterly improvements reported in our Downhole Technologies and Completion and Production Services segments, we believe we are in the early stages of increased investment by our customers.
“The sustained growth in our backlog, combined with improving activity across offshore, international and military markets, reinforces our confidence in the long-term opportunity set ahead of us. As we progress through the second half of 2026, we continue build upon our differentiated portfolio of products and services that are aligned with our customers’ most critical projects, and we remain focused on growing our backlog, expanding margins and improving cash generation for our stockholders.”
Business Segment Results
(See Segment Data and Adjusted Segment EBITDA tables below)
Offshore Manufactured Products
Offshore Manufactured Products reported revenues of $92.7 million, operating income of $13.9 million and Adjusted Segment EBITDA of $17.9 million in the second quarter of 2026, compared to revenues of $91.4 million, operating income of $14.4 million and Adjusted Segment EBITDA of $18.5 million reported in the first quarter of 2026. Adjusted Segment EBITDA margin was 19% in the second quarter of 2026, compared to 20% in the first quarter of 2026.
Backlog totaled $451 million as of June 30, 2026, our highest level since March 2015. Second quarter bookings totaled $114 million, yielding a quarterly book-to-bill ratio of 1.2x and 1.1x year-to-date. Second quarter segment bookings were augmented by a significant contract award for production platform and pipeline equipment.
Completion and Production Services
Completion and Production Services reported revenues of $24.3 million, operating income of $3.9 million and Adjusted Segment EBITDA of $6.6 million in the second quarter of 2026, compared to revenues of $21.5 million, operating income of $3.5 million and Adjusted Segment EBITDA of $6.1 million reported in the first quarter of 2026. Adjusted Segment EBITDA margin was 27% in the second quarter of 2026, compared to 29% in the first quarter of 2026.
Downhole Technologies
Downhole Technologies reported revenues of $39.7 million, operating income of $2.7 million and Adjusted Segment EBITDA of $4.2 million in the second quarter of 2026, compared to revenues of $32.4 million, an operating loss of $0.4 million and Adjusted Segment EBITDA of $1.1 million in the first quarter of 2026.
Corporate
Corporate operating expenses in the second quarter of 2026 totaled $8.9 million.
In the second quarter of 2026, the Company recognized charges of $6.6 million associated with the extinguishment of debt, facility exits and the pending retirement of its former President and Chief Executive Officer. These costs were partially offset by a gain of $4.1 million recognized in connection with the sale of a previously idled facility.
Interest Expense, Net
Net interest expense totaled $0.5 million in the second quarter of 2026, which included $0.2 million of non-cash amortization of deferred debt issuance costs.

Income Taxes
During the second quarter of 2026, the Company recognized income tax expense of $2.0 million, which included the impact of changes in valuation allowances recorded against deferred tax assets, certain discrete tax items and other non-deductible expenses, on pre-tax income of $7.9 million.
Cash Flows
During the second quarter of 2026, the Company used $6.3 million of cash flows in operations, driven by net working capital increases of $21.3 million. Proceeds from the sale of assets totaled $7.1 million during the quarter, which were partially offset by $2.9 million in capital expenditures. The Company used $50.5 million in cash to settle its 2026 Notes and $5.1 million in cash was used to fund stock repurchases.
Financial Condition
On January 28, 2026, the Company entered into an amended and restated cash-flow based credit agreement (the “Cash Flow Credit Agreement”) providing for aggregate lender commitments of up to: $75.0 million under a revolving credit facility (the “Revolving Credit Facility”) and $50.0 million under a multi-draw term loan facility (the “Term Loan Facility”), which was available for a six-month period. Subsequent to June 30, 2026, the Company repaid $20.0 million of outstanding borrowings under the Revolving Credit Facility with borrowings under the Term Loan Facility. The remaining lender commitments under the Term Loan Facility lapsed on July 28, 2026.
On April 1, 2026, the Company retired the remaining $52.7 million of outstanding principal of its 4.75% convertible senior notes (the “Convertible Notes”), with a combination of $50.5 million of cash and the issuance of 529,428 shares of the Company’s common stock (with a fair value of $5.9 million). The Company recognized a $3.6 million loss on the extinguishment of the Convertible Notes in the second quarter of 2026 due to their settlement at a premium.

Conference Call Information
The call is scheduled for July 30, 2026 at 9:00 a.m. Central Daylight Time, is being webcast and can be accessed from the Company’s website at www.ir.oilstatesintl.com. Participants may also join the conference call by dialing 1 (833) 461-5787 in the United States or by dialing +1 (585) 542-9983 internationally and using the passcode 647 603 275. A replay of the conference call will be available approximately two hours after the completion of the call and can be accessed from the Company’s website at www.ir.oilstatesintl.com.
About Oil States
Oil States International, Inc. is a global provider of manufactured products and services to customers in the energy, military and industrial sectors. The Company’s manufactured products include highly engineered capital equipment and consumable products. Oil States is headquartered in Houston, Texas with manufacturing and service facilities strategically located across the globe. Oil States is publicly traded on the New York Stock Exchange and NYSE Texas under the symbol “OIS”.
For more information on the Company, please visit Oil States International’s website at www.oilstatesintl.com.
Cautionary Language Concerning Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. The forward-looking statements included herein are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among others, the impact of geopolitical conflicts and tensions, changes in tariffs and duties on imported materials and exported finished goods, the level of supply and demand for oil and natural gas, fluctuations in the current and future prices of oil and natural gas, the level of exploration, drilling and completion activity, general global economic conditions, the cyclical nature of the oil and natural gas industry, the financial health of our customers, the actions of the Organization of Petroleum Exporting Countries (“OPEC”) and other producing nations (together with OPEC, “OPEC+”) with respect to crude oil production levels and pricing, supply chain disruptions, including as a result of natural disasters, industrial accidents, additional trade restrictions or the adoption of or increase in tariffs, or the threat thereof, the impact of environmental matters, including executive actions and regulatory efforts to adopt environmental or climate change regulations that may result in increased operating costs or reduced oil and natural gas production or demand globally, consolidation of our customers, our ability to access and the cost of capital in the bank and capital markets, our ability to develop new competitive technologies and products, and other factors discussed in the “Business” and “Risk Factors” sections of the Company’s Annual Report on Form 10-K, as amended by its Annual Report on Form 10-K/A, for the year ended December 31, 2025, and the subsequently filed Quarterly Report on Form 10-Q and Periodic Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues:
Products	$98,753	$92,580	$107,342	$191,333	$207,893
Services	57,906	52,783	58,064	110,689	117,451
	156,659	145,363	165,406	302,022	325,344

Costs and expenses:
Product costs	77,724	74,367	83,936	152,091	164,265
Service costs	40,227	37,222	41,404	77,449	83,752
Cost of revenues (exclusive of depreciation and amortization expense presented below)	117,951	111,589	125,340	229,540	248,017
Selling, general and administrative expense	23,127	20,024	22,981	43,151	45,511
Depreciation and amortization expense	8,061	8,189	11,898	16,250	23,923
Impairments of operating lease assets	—	—	1,358	—	1,358
Impairments of assets held for sale	—	1,384	—	1,384	—
Other operating income, net	(4,192)	(101)	(1,448)	(4,293)	(4,381)
	144,947	141,085	160,129	286,032	314,428
Operating income	11,712	4,278	5,277	15,990	10,916

Interest expense, net	(508)	(1,175)	(1,692)	(1,683)	(3,270)
Other income (expense), net	(3,281)	148	636	(3,133)	774
Income before income taxes	7,923	3,251	4,221	11,174	8,420
Income tax provision	(2,013)	(2,143)	(1,410)	(4,156)	(2,451)
Net income	$5,910	$1,108	$2,811	$7,018	$5,969

Net income per share:
Basic	$0.10	$0.02	$0.05	$0.12	$0.10
Diluted	0.10	0.02	0.05	0.12	0.10

Weighted average number of common shares outstanding:
Basic	58,479	57,785	59,154	58,132	59,661
Diluted	58,627	58,439	59,154	58,541	59,661

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(In Thousands)

	June 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$19,802	$69,914
Accounts receivable, net	196,926	202,445
Inventories, net	209,621	183,409
Assets held for sale	18,584	17,350
Prepaid expenses and other current assets	19,572	22,173
Total current assets	464,505	495,291

Property, plant, and equipment, net	232,247	244,382
Operating lease assets, net	13,945	12,731
Goodwill, net	70,337	70,524
Other intangible assets, net	28,637	31,455
Other noncurrent assets	29,820	29,048
Total assets	$839,491	$883,431

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$650	$53,370
Accounts payable	69,000	68,090
Accrued liabilities	32,208	38,480
Current operating lease liabilities	5,676	7,286
Income taxes payable	1,746	1,759
Deferred revenue	88,321	97,195
Total current liabilities	197,601	266,180

Long-term debt	17,778	1,670
Long-term operating lease liabilities	12,118	12,654
Deferred income taxes	5,607	5,765
Other noncurrent liabilities	25,011	23,971
Total liabilities	258,115	310,240

Stockholders’ equity:
Common stock	821	805
Additional paid-in capital	1,156,353	1,145,642
Retained earnings	171,301	164,283
Accumulated other comprehensive loss	(66,772)	(66,264)
Treasury stock	(680,327)	(671,275)
Total stockholders’ equity	581,376	573,191
Total liabilities and stockholders’ equity	$839,491	$883,431

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net income	$7,018	$5,969
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization expense	16,250	23,923
Impairments of operating lease assets	—	1,358
Impairments of assets held for sale	1,384	—
Stock-based compensation expense	4,851	3,859
Amortization of deferred financing costs	910	660
Deferred income tax provision (benefit)	(133)	669
Gains on disposals of assets	(4,837)	(4,282)
Losses (gains) on extinguishment of 4.75% convertible senior notes	3,594	(381)
Other, net	(2,617)	(1,423)
Changes in operating assets and liabilities:
Accounts receivable	4,746	2,601
Inventories	(26,675)	1,348
Accounts payable and accrued liabilities	(7,997)	(1,014)
Deferred revenue	(8,874)	(2,092)
Other operating assets and liabilities, net	4,238	(6,905)
Net cash flows provided by (used in) operating activities	(8,142)	24,290

Cash flows from investing activities:
Capital expenditures	(7,139)	(19,480)
Proceeds from disposition of property and equipment	737	4,217
Proceeds from disposition of assets held for sale	7,276	8,409
Other, net	(9)	(62)
Net cash flows provided by (used in) investing activities	865	(6,916)

Cash flows from financing activities:
Revolving credit facility borrowings	67,744	204
Revolving credit facility repayments	(49,167)	(204)
Extinguishment of 4.75% convertible senior notes	(50,452)	(14,284)
Other debt and finance lease repayments, net	(355)	(344)
Payment of financing costs	(2,014)	(7)
Purchases of treasury stock	(5,100)	(12,043)
Shares added to treasury stock as a result of net share settlements due to vesting of stock awards	(3,952)	(2,432)
Net cash flows used in financing activities	(43,296)	(29,110)

Effect of exchange rate changes on cash and cash equivalents	461	231
Net change in cash and cash equivalents	(50,112)	(11,505)
Cash and cash equivalents, beginning of period	69,914	65,363
Cash and cash equivalents, end of period	$19,802	$53,858

Cash paid for:
Interest	$1,593	$3,628
Income taxes, net	4,170	3,660

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA
(In Thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues:
Offshore Manufactured Products
Project-driven:
Products	$51,954	$51,887	$68,653	$103,841	$127,777
Services	32,420	30,710	27,907	63,130	52,331
	84,374	82,597	96,560	166,971	180,108
Military and other products	8,350	8,822	10,026	17,172	19,074
Total Offshore Manufactured Products	92,724	91,419	106,586	184,143	199,182
Completion and Production Services	24,274	21,498	29,424	45,772	63,943
Downhole Technologies	39,661	32,446	29,396	72,107	62,219
Total revenues	$156,659	$145,363	$165,406	$302,022	$325,344

Operating income (loss):
Offshore Manufactured Products	$13,936	$14,412	$16,989	$28,348	$31,265
Completion and Production Services	3,917	3,490	1,877	7,407	5,380
Downhole Technologies	2,737	(445)	(3,992)	2,292	(6,116)
Corporate	(8,878)	(13,179)	(9,597)	(22,057)	(19,613)
Total operating income (loss)	$11,712	$4,278	$5,277	$15,990	$10,916

Adjusted operating income (loss)(1):
Offshore Manufactured Products	$13,936	$14,604	$17,262	$28,540	$31,538
Completion and Production Services	3,917	3,490	4,056	7,407	8,489
Downhole Technologies	2,737	(445)	(2,785)	2,292	(4,909)
Corporate	(9,975)	(9,299)	(9,597)	(19,274)	(19,613)
Total adjusted operating income (loss)	$10,615	$8,350	$8,936	$18,965	$15,505
________________
(1)These are non-GAAP measures. See “Reconciliations of GAAP to Non-GAAP Financial Information” tables below for reconciliations to their most comparable GAAP measures as well as for further detail of charges and credits excluded from adjusted operating income (loss) in each of the periods presented.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED OPERATING INCOME, EXCLUDING CHARGES AND CREDITS (A)
(In Thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Operating income	$11,712	$4,278	$5,277	$15,990	$10,916
Impairments of:
Operating lease assets	—	—	1,358	—	1,358
Assets held for sale	—	1,384	—	1,384	—
Facility consolidation/closure and other charges	1,395	2,688	2,301	4,083	3,231
Gain on disposal of facility held for sale	(4,149)	—	—	(4,149)	—
Executive transition costs	1,657	—	—	1,657	—
Adjusted operating income, excluding charges and credits	$10,615	$8,350	$8,936	$18,965	$15,505
________________
(A)Adjusted operating income, excluding charges and credits consists of operating income plus impairments of assets and facility consolidation/closure and other charges and executive transition costs, less gain on disposal of facility held for sale. Adjusted operating income, excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for operating income as prepared in accordance with GAAP. The Company has included adjusted operating income, excluding charges and credits as a supplemental disclosure because its management believes that adjusted operating income, excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED SEGMENT OPERATING INCOME (LOSS), EXCLUDING CHARGES AND CREDITS (B)
(In Thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Offshore Manufactured Products:
Operating income	$13,936	$14,412	$16,989	$28,348	$31,265
Facility consolidation/closure and other charges	—	192	273	192	273
Adjusted Segment Operating Income, excluding charges and credits	$13,936	$14,604	$17,262	$28,540	$31,538

Completion and Production Services:
Operating income	$3,917	$3,490	$1,877	$7,407	$5,380
Impairments of operating lease assets	—	—	403	—	403
Facility consolidation/closure and other charges	—	—	1,776	—	2,706
Adjusted Segment Operating Income, excluding charges and credits	$3,917	$3,490	$4,056	$7,407	$8,489

Downhole Technologies:
Operating income (loss)	$2,737	$(445)	$(3,992)	$2,292	$(6,116)
Impairments of operating lease assets	—	—	955	—	955
Facility consolidation/closure and other charges	—	—	252	—	252
Adjusted Segment Operating Income (Loss), excluding charges and credits	$2,737	$(445)	$(2,785)	$2,292	$(4,909)

Corporate:
Operating loss	$(8,878)	$(13,179)	$(9,597)	$(22,057)	$(19,613)
Impairments of assets held for sale	—	1,384	—	1,384	—
Facility consolidation/closure and other charges	1,395	2,496	—	3,891	—
Gain on disposal of facility held for sale	(4,149)	—	—	(4,149)	—
Executive transition costs	1,657	—	—	1,657	—
Adjusted Segment Operating Loss, excluding charges and credits	$(9,975)	$(9,299)	$(9,597)	$(19,274)	$(19,613)
________________
(B)Adjusted Segment Operating Income (Loss), excluding charges and credits consists of operating income (loss) plus impairments of assets, facility consolidation/closure and other charges, and executive transition costs, less gain on disposal of facility held for sale. Adjusted Segment Operating Income (Loss), excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for segment operating income (loss) as prepared in accordance with GAAP. The Company has included Adjusted Segment Operating Income (Loss), excluding charges and credits as a supplemental disclosure because its management believes that Adjusted Segment Operating Income (Loss), excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED EBITDA (C)
(In Thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Net income	$5,910	$1,108	$2,811	$7,018	$5,969
Interest expense, net	508	1,175	1,692	1,683	3,270
Income tax provision	2,013	2,143	1,410	4,156	2,451
Depreciation and amortization expense	8,061	8,189	11,898	16,250	23,923
Impairments of:
Operating lease assets	—	—	1,358	—	1,358
Assets held for sale	—	1,384	—	1,384	—
Facility consolidation/closure and other charges	1,395	2,688	2,301	4,083	3,231
Gain on disposal of facility held for sale	(4,149)	—	—	(4,149)	—
Losses (gains) on extinguishment of 4.75% convertible senior notes	3,594	—	(381)	3,594	(381)
Executive transition costs	1,657	—	—	1,657	—
Adjusted EBITDA	$18,989	$16,687	$21,089	$35,676	$39,821
________________
(C)The term Adjusted EBITDA consists of net income plus net interest expense, taxes, depreciation and amortization expense, impairments of assets, facility consolidation/closure and other charges, losses (gains) on extinguishment of Convertible Notes and executive transition costs, less gain on disposal of facility held for sale. Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles (“GAAP”) and should not be considered in isolation from or as a substitute for net income or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. Additionally, Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company has included Adjusted EBITDA as a supplemental disclosure because its management believes that Adjusted EBITDA provides useful information regarding its ability to service debt and to fund capital expenditures and provides investors a helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures or tax rates. The Company uses Adjusted EBITDA to compare and to monitor the performance of the Company and its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan. The table above sets forth reconciliations of Adjusted EBITDA to net income, which is the most directly comparable measure of financial performance calculated under GAAP.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED SEGMENT EBITDA (D)
(In Thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Offshore Manufactured Products:
Operating income	$13,936	$14,412	$16,989	$28,348	$31,265
Other income (expense), net	39	(21)	140	18	182
Depreciation and amortization expense	3,932	3,940	3,703	7,872	7,311
Facility consolidation/closure and other charges	—	192	273	192	273
Adjusted Segment EBITDA	$17,907	$18,523	$21,105	$36,430	$39,031

Completion and Production Services:
Operating income	$3,917	$3,490	$1,877	$7,407	$5,380
Other income, net	219	129	115	348	211
Depreciation and amortization expense	2,434	2,517	4,083	4,951	8,355
Impairments of operating lease assets	—	—	403	—	403
Facility consolidation/closure and other charges	—	—	1,776	—	2,706
Adjusted Segment EBITDA	$6,570	$6,136	$8,254	$12,706	$17,055

Downhole Technologies:
Operating income (loss)	$2,737	$(445)	$(3,992)	$2,292	$(6,116)
Depreciation and amortization expense	1,506	1,539	4,005	3,045	8,034
Impairments of operating lease assets	—	—	955	—	955
Facility consolidation/closure and other charges	—	—	252	—	252
Adjusted Segment EBITDA	$4,243	$1,094	$1,220	$5,337	$3,125

Corporate:
Operating loss	$(8,878)	$(13,179)	$(9,597)	$(22,057)	$(19,613)
Other income (expense), net	(3,539)	40	381	(3,499)	381
Depreciation and amortization expense	189	193	107	382	223
Impairments of assets held for sale	—	1,384	—	1,384	—
Facility consolidation/closure and other charges	1,395	2,496	—	3,891	—
Gain on disposal of facility held for sale	(4,149)	—	—	(4,149)	—
Losses (gains) on extinguishment of 4.75% convertible senior notes	3,594	—	(381)	3,594	(381)
Executive transition costs	1,657	—	—	1,657	—
Adjusted Segment EBITDA	$(9,731)	$(9,066)	$(9,490)	$(18,797)	$(19,390)
________________
(D)The term Adjusted Segment EBITDA consists of operating income (loss) plus other income (expense), depreciation and amortization expense, impairments of assets and facility consolidation/closure and other charges, losses (gains) on extinguishment of Convertible Notes and executive transition costs, less gain on disposal of facility held for sale. Adjusted Segment EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for operating income (loss) or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. Additionally, Adjusted Segment EBITDA may not be comparable to other similarly titled measures of other companies. The Company has included Adjusted Segment EBITDA as supplemental disclosure because its management believes that Adjusted Segment EBITDA provides useful information regarding its ability to service debt and to fund capital expenditures and provides investors a helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures or tax rates. The Company uses Adjusted Segment EBITDA to compare and to monitor the performance of its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan. The table above sets forth reconciliations of Adjusted Segment EBITDA to operating income (loss), which is the most directly comparable measure of financial performance calculated under GAAP.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED NET INCOME, EXCLUDING CHARGES AND CREDITS (E) AND
ADJUSTED NET INCOME PER SHARE, EXCLUDING CHARGES AND CREDITS (F)
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Net income	$5,910	$1,108	$2,811	$7,018	$5,969
Impairments of:
Operating lease assets	—	—	1,358	—	1,358
Assets held for sale	—	1,384	—	1,384	—
Facility consolidation/closure and other charges	1,395	2,688	2,301	4,083	3,231
Gain on disposal of facility held for sale	(4,149)	—	—	(4,149)	—
Losses (gains) on extinguishment of 4.75% convertible senior notes	3,594	—	(381)	3,594	(381)
Executive transition costs	1,657	—	—	1,657	—
Total adjustments, before taxes	2,497	4,072	3,278	6,569	4,208
Income tax benefit impact of adjustments, net	—	—	(688)	—	(884)
Total adjustments, net of taxes	2,497	4,072	2,590	6,569	3,324
Adjusted net income, excluding charges and credits	$8,407	$5,180	$5,401	$13,587	$9,293

Adjusted weighted average number of diluted common shares outstanding	58,627	58,439	59,154	58,541	59,661

Adjusted diluted net income per share, excluding charges and credits	$0.14	$0.09	$0.09	$0.23	$0.16
________________
(E)Adjusted net income, excluding charges and credits consists of net income plus impairments of assets and facility consolidation/closure and other charges, losses (gains) on extinguishment of Convertible Notes, executive transition costs, less gain on disposal of facility held for sale and the impact of these adjustments on income tax provision (benefit). Adjusted net income, excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for net income as prepared in accordance with GAAP. The Company has included adjusted net income, excluding charges and credits as a supplemental disclosure because its management believes that adjusted net income, excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.
(F)Adjusted net income per share, excluding charges and credits is calculated as adjusted net income, excluding charges and credits divided by the weighted average number of common shares outstanding. Adjusted net income per share, excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for net income per share as prepared in accordance with GAAP. The Company has included adjusted net income per share, excluding charges and credits as a supplemental disclosure because its management believes that adjusted net income per share, excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
FREE CASH FLOW (G)
(In Thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Net cash flows provided by (used in) operating activities	$(6,257)	$(1,885)	$14,995	$(8,142)	$24,290
Less: Capital expenditures	(2,912)	(4,227)	(10,322)	(7,139)	(19,480)
Plus: Proceeds from disposition of property and equipment	341	396	2,532	737	4,217
Proceeds from disposition of assets held for sale	6,803	473	909	7,276	8,409
Free cash flow	$(2,025)	$(5,243)	$8,114	$(7,268)	$17,436
________________
(G)The term free cash flow consists of net cash flows provided by (used in) operating activities less capital expenditures plus proceeds from the disposition of property and equipment and assets held for sale. Free cash flow is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for cash flow measures prepared in accordance with GAAP. The table above sets forth reconciliations of free cash flow to net cash flows provided by (used in) operating activities, which is the most directly comparable measure of financial performance calculated under GAAP.
Company Contact:
Matthew Autenrieth
Oil States International, Inc.
Executive Vice President, Chief Financial Officer and Treasurer
(713) 652-0582
SOURCE: Oil States International, Inc.